BRIDGE BUILDER TRUST

(the “Trust”)

Bridge Builder International Equity Fund (the “Fund”)

Supplement dated August 24, 2021

to the Summary Prospectus dated June 2, 2021, as supplemented

This supplement provides new and additional information beyond that contained in the

Summary Prospectus and should be read in conjunction with the Summary Prospectus.

Effective August 23, 2021, the parent organization of Marathon Asset Management LLP (“Marathon-London LLP”) effected a corporate restructuring (the “Restructuring”) that resulted in the transition of services provided to the Fund by Marathon-London LLP under a sub-advisory agreement among Olive Street Investment Advisers, Inc. (“Olive Street” or the “Adviser”), Marathon-London LLP, and the Trust, on behalf of the Fund, to Marathon Asset Management Limited (“Marathon-London Limited”) under a new sub-advisory agreement among Olive Street, Marathon-London Limited, and the Trust, on behalf of the Fund. The Restructuring did not result in a change of control of Marathon-London LLP or Marathon-London Limited.

Accordingly, the Summary Prospectus is hereby supplemented and revised as follows:

The fourth paragraph under the sub-section entitled “Principal Investment Strategies” is hereby deleted and replaced with the following:

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub-adviser. The Adviser may allocate Fund assets to the following Sub-advisers: Baillie Gifford Overseas Limited (“Baillie Gifford Overseas”); BlackRock Investment Management, LLC (“BlackRock”); Marathon Asset Management Limited (“Marathon-London”); Mondrian Investment Partners Limited (“Mondrian”); Pzena Investment Management, LLC (“Pzena”); and WCM Investment Management, LLC (“WCM”). The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board with respect to the hiring, termination, or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE